UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: July 25, 2007
(Date of earliest event reported)

                   Wells Fargo Alternative Loan 2007-PA4 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

        New York                  333-133209-04              Applied For
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   (State or other            (Commission File No.         (IRS Employer
   jurisdiction of             of issuing entity)        Identification No.
    incorporation of                                     of issuing entity)
   issuing entity)

    7430 New Technology Way, Frederick, Maryland               21703
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Address of principal executive offices                       (Zip Code)

Depositor's telephone number, including area code          (301) 846-8881
                                                   -----------------------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.       Other Events

               Attached as Exhibit 4.1 is the pooling and servicing agreement, dated July 25, 2007 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Alternative Loan 2007-PA4 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA4 (the "Certificates"), issued on July 25, 2007, including (i) the Class I-A-1, Class I-A-2, Class I-A-IO, Class I-A-R, Class II-A-1, Class II-A-2, Class II-A-IO, Class III-A-1, Class III-A-2, Class III-A-IO, Class IV-A-1, Class IV-A-2, Class IV-A-IO, Class V-A-1, Class V-A-IO, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (the "Public Certificates"), having an aggregate initial principal balance of $562,423,100.00, and (ii) the Class B-6, Class B-7 and Class B-8 Certificates (the "Private Certificates"), having an aggregate initial principal balance of $9,149,475.18.

               The Public Certificates were sold to Bear, Stearns & Co. Inc. pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated June 8, 2007 (together, the "Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and Bear, Stearns & Co. Inc. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

               The Private Certificates were sold to Bear, Stearns & Co. Inc. on July 25, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Wells Fargo Bank, N.A.

               The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated July 25, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

               The mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated as of July 25, 2007 (the "Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Servicing Agreement is attached as Exhibit 10.1.



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ITEM 9.01      Financial Statements and Exhibits

               (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                    Description
-----------                    -----------

        (1.1) Underwriting Agreement, dated February 15, 2006 and terms agreement, dated June 8, 2007, among the Company, Wells Fargo Bank, N.A. and Bear, Stearns & Co. Inc.

        (4.1) Pooling and Servicing Agreement, dated as of July 25, 2007, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank, N.A. and HSBC Bank USA, National Association, as trustee.

        (10.1)                 Servicing Agreement, dated as of
                               July 25, 2007, between Wells Fargo
                               Bank, N.A., as servicer and Wells
                               Fargo Bank, N.A., as master
                               servicer.

        (10.2) Mortgage Loan Purchase Agreement, dated as of July 25, 2007, between the Company and Wells Fargo Bank, N.A.

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WELLS FARGO ASSET SECURITIES
                                           CORPORATION

July 25, 2007



                                       /s/ Bradley A. Davis
                                       -----------------------------------------
                                       Bradley A. Davis
                                       Vice President

                    INDEX TO EXHIBITS
                    -----------------


                                                                 Paper (P) or
Exhibit No.      Description                                     Electronic (E)
-----------      -----------                                     --------------

        (1.1)    Underwriting Agreement, dated February 15,
                 2006 and terms agreement, dated June 8, 2007,   E
                 among the Company, Wells Fargo Bank, N.A. and
                 Bear, Stearns & Co. Inc.

        (4.1)    Pooling and Servicing Agreement, dated as of
                 July 25, 2007, among Wells Fargo Asset          E
                 Securities Corporation, Wells Fargo Bank,
                 N.A. and HSBC Bank USA, National Association, as trustee.

        (10.1)   Servicing Agreement, dated as of July 25,
                 2007, between Wells Fargo Bank, N.A., as        E
                 servicer and Wells Fargo Bank, N.A., as
                 master servicer.

        (10.2)   Mortgage Loan Purchase Agreement, dated as of
                 July 25, 2007, between the Company and Wells    E
                 Fargo Bank, N.A.